                                                     February 28, 2005

Juniper Partners Acquisition Corp.
56 West 45th Street
Suite 805
New York, New York 10036

HCFP/Brenner Securities LLC
888 Seventh Avenue, 17th Floor
New York, New York 10106

               Re:  Initial Public Offering
                    -----------------------

Ladies and Gentlemen:

     Hidden Treasures, Inc. ("HTI"), a security holder of Juniper Partners
Acquisition Corp. ("Company"), in consideration of HCFP/Brenner Securities LLC's
("Brenner") willingness to underwrite an initial public offering of the securities of the Company ("IPO") and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 8 hereof):

     1. The undersigned waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund as a result of such liquidation with respect to his Insider Securities ("Claim") and hereby waives any Claim HTI may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the
Trust Fund for any reason whatsoever.

     2. HTI will not submit to the Company for consideration, or vote for the approval of, any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Brenner that the business combination is fair to the Company's stockholders from a financial perspective.

     3. Neither HTI nor any affiliate ("Affiliate") of HTI will be entitled to receive and will not accept any compensation for services rendered to the
Company prior to the consummation of the Business Combination; provided that commencing on the Effective Date, HTI shall be allowed to charge the Company an allocable share of its overhead, up to $7,500 per month, to compensate for the
Company's use of HTI's offices, utilities and

Juniper Partners Acquisition Corp.
HCFP/Brenner Securities LLC
February 28, 2005

personnel. HTI shall also be entitled to reimbursement from the Company for its out-of-pocket expenses incurred in connection with seeking and consummating a
Business Combination.

         4. Neither HTI nor any Affiliate of HTI will be entitled to receive or accept a finder's fee or any other compensation in the event HTI or any
Affiliate of HTI originates a Business Combination.

     5. HTI agrees not to sell any of its Insider Securities until the Company's completion of a Business Combination.

     6. HTI's Questionnaire furnished to the Company and Brenner and annexed as
Exhibit A hereto is true and accurate in all respects. The undersigned represents and warrants that:

          (a) he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

          (b) he has never been convicted of or pleaded guilty to any crime (i)
involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

          (c) he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

     7. The undersigned, on behalf of HTI, has full right and power, without violating any agreement by which the undersigned or HTI is bound, to enter into this letter agreement.

     8. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company; (ii) "Insiders"
shall mean all officers, directors and stockholders of the Company immediately prior to the IPO; (iii) "Insider Securities" shall mean all of the shares of common stock, Class W Warrants and Class Z Warrants (and all shares of common stock underlying such securities) of the Company

Juniper Partners Acquisition Corp.
HCFP/Brenner Securities LLC
February 28, 2005

owned by an Insider prior to the IPO; and (iv) "Trust Fund" shall mean that portion of the net proceeds of the IPO placed in trust for the benefit of the holders of the shares of Class B common stock issued in the Company's IPO as contemplated by the Company's prospectus relating to the IPO.

                                       Hidden Treasures, Inc.
                                       ----------------------
                                       Print Name of Insider

                                       By: /s/ Stuart Rekant
                                           -----------------
                                           Name: Stuart Rekant
                                           Title: Chief Executive Officer